UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 18, 2005
                                                        -----------------

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-11165                                        43-1470322
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 (Commission File Number)                     (IRS Employer Identification No.)

         12 East Armour Boulevard
           Kansas City, Missouri                              64111
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    (Address of Principal Executive Offices)                (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05         Costs Associated with Exit or Disposal Activities.

         On October 18, 2005, Interstate Bakeries Corporation (the "Company") filed a Current Report on Form 8-K announcing that the Company would recommence the consolidation of routes, depots and bakery outlets in its Northern and Southern California Profit Centers ("PCs" or "PC") and would close its bakery in Lakewood, Washington, and consolidate routes, depots and bakery outlets in its Northwest PC. On November 22, 2005, the Company issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, providing updated information with respect to the Northwest PC consolidation.

         The Company now expects the consolidation of routes, depots and bakery outlets in the Northwest PC to affect approximately 300 additional employees. In addition, the Company's estimate of charges to be incurred in connection with the consolidation of delivery routes and bakery outlets in the Northwest PC is approximately $2.0 million, including approximately $1.0 million of severance charges, approximately $0.5 million in asset impairment charges and approximately $0.5 million in other charges. The Company further estimates that approximately $1.5 million of such costs will result in future cash expenditures. In addition, the Company intends to spend approximately $2.5 million in capital expenditures and accrued expenses to implement this part of the consolidation.

Item 2.06         Material Impairments.

         The information reported in Item 2.05 "Costs Associated with Exit or Disposal Activities" is hereby incorporated by reference. The Company's estimate of non-cash asset impairment charges to be incurred in connection with the Northwest PC consolidation of delivery routes and bakery outlets is approximately $0.5 million. The charge relates primarily to write-downs of equipment, land and buildings to their estimated fair values.


Item 9.01         Financial Statements and Exhibits.

 (c)  Exhibits

Exhibit No.       Description
-----------       -----------

   99.1 Interstate Bakeries Corporation press release dated November 22, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2005                      INTERSTATE BAKERIES
                                              CORPORATION


                                              By: /s/ Ronald B. Hutchison
                                                  ----------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

   99.1 Interstate Bakeries Corporation press release dated November 22, 2005.